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  MERRILL LYNCH CAPITAL CORPORATION              BANC OF AMERICA SECURITIES LLC
MERRILL LYNCH, PIERCE, FENNER & SMITH                 BANK OF AMERICA, N.A.
             INCORPORATED                          BANC OF AMERICA BRIDGE LLC
      4 World Financial Center                         9 West 57th Street
             North Tower                               New York, NY 10019
         New York, NY 10080

                                                            HIGHLY CONFIDENTIAL

                                                                 August 9, 2005

Cablevision Systems Corporation
1111 Stewart Avenue
Bethpage, New York 11714
Attention: Victoria D. Salhus,
           Senior Vice President,
           Deputy General Counsel
           and Secretary


                              Project Central Park
                     Commitment Acceptance Extension Letter

Ladies and Gentlemen:

     We refer to the following: (a) the Credit Facilities Commitment Letter dated June 19, 2005 (together with the exhibits thereto, the "Commitment Letter") from Merrill Lynch Capital Corporation ("Merrill Lynch"), Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), Banc of America Securities LLC ("BAS"), Bank of America, N.A. ("Bank of America") and Banc of America Bridge LLC ("Banc of America Bridge") addressed to you, Cablevision Systems Corporation, a Delaware corporation ("you"); and (b) the Commitment Acceptance Extension Letter dated July 18, 2005 (the "Acceptance Extension Letter") from Merrill Lynch, MLPF&S, BAS, Bank of America and Banc of America Bridge addressed to you.

     We hereby agree to extend the date for your acceptance of the Commitment Letter to September 12, 2005. The date of July 20, 2005 that appears in the second to last paragraph of the Commitment Letter, which was extended to August 10, 2005 pursuant to the Acceptance Extension Letter, accordingly shall be deemed to be September 12, 2005.


                            [Signature pages follow]

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                                          Very truly yours,


                                          MERRILL LYNCH CAPITAL CORPORATION


                                          By: /s/ David Tuvlin
                                              ---------------------------------
                                              Name:  David Tuvlin
                                              Title: Vice President


                                          MERRILL LYNCH, PIERCE, FENNER & SMITH
                                                      INCORPORATED


                                          By: /s/ David Tuvlin
                                              ---------------------------------
                                              Name:  David Tuvlin
                                              Title: Managing Director


                                          BANC OF AMERICA SECURITIES LLC


                                          By: /s/ William A. Bowen, Jr.
                                              ---------------------------------
                                              Name:  William A. Bowen, Jr.
                                              Title: Managing Director


                                          BANK OF AMERICA, N.A.


                                          By: /s/ William A. Bowen, Jr.
                                              ---------------------------------
                                              Name:  William A. Bowen, Jr.
                                              Title: Managing Director


                                          BANC OF AMERICA BRIDGE LLC


                                          By: /s/ William A. Bowen, Jr.
                                              ---------------------------------
                                              Name:  William A. Bowen, Jr.
                                              Title: Managing Director


           [Signature page to Commitment Acceptance Extension Letter]